UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12

CERENCE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Cerence Inc. Annual Meeting of Stockholders Thursday, February 13, 2025 11:00 AM, Eastern Time Annual Meeting to be held live via the internet Please visit www.proxydocs.com/CRNC for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/CRNC For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CRNC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before February 3, 2025. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On February 13, 2025 For Stockholders of record as of December 16, 2024 To order paper materials, use one of the following methods. Internet: www.investorelections.com/CRNC Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Cerence Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1. Election of seven directors named in the proxy statement, each to serve for a one-year term and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal;1.01 Arun Sarin 1.02 Brian Krzanich 1.03 Marianne Budnik 1.04 Douglas Davis 1.05 Marcy Klevorn 1.06 Kristi Ann Matus 1.07 Alfred Nietzel 2. Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers, as disclosed in the proxy statement; 3. Ratification of the appointment of BDO USA PC as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2025; and 4. Approval of an amendment to the Company's amended and restated certificate of incorporation to limit the liability of certain officers of the Company in certain circumstances as permitted pursuant to recent amendments to the Delaware General Corporation Law.